Exhibit 10.1


May 10, 2006


Palisades Collection, L.L.C.
210 Sylvan Avenue
Englewood Cliffs, NJ  07632
Attention: Gary Stern

         Re: Third Amended and Restated Loan and Security Agreement dated as of
             May 11, 2004 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement")

Dear Mr. Stern:

         Reference is made to the Credit Agreement dated as of May 11, 2004, as amended, by and among (a) Asta Funding Acquisition I, LLC, a Delaware limited liability company, Asta Funding Acquisition II, LLC, a Delaware limited liability company, Palisades Acquisition I, LLC, a Delaware limited liability company, Palisades Acquisition II, LLC, a Delaware limited liability company, Palisades Acquisition IV, LLC, a Delaware limited liability company, Palisades Collection, L.L.C., a Delaware limited liability company, and Cliffs Portfolio Acquisition I, LLC, a Delaware limited liability company, (sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); (b) Asta Funding, Inc., a Delaware corporation, Computer Finance, LLC, a Delaware limited liability company and AstaFunding.com, LLC, a Delaware limited liability company, Asta Commercial, LLC, a Delaware limited liability company (collectively, "Guarantors"); "), (c) Palisades Acquisition V, LLC, a Delaware limited liability company, Palisades Acquisition VI, LLC, a Delaware limited liability company, Palisades Acquisition VII, LLC, a Delaware limited liability company, Palisades Acquisition VIII, LLC, a Delaware limited liability company, Palisades Acquisition IX, LLC, a Delaware limited liability company, Palisades Acquisition X, LLC, a Delaware limited liability company, Option Card, LLC, a Colorado limited liability company, Sylvan Acquisition I, LLC, a Delaware limited liability company, and Vativ Recovery Solutions, LLC, a Texas limited liability company (collectively, the "Additional Credit Parties"), as additional Guarantors, and (d) Israel Discount Bank of New York, a New York banking corporation (individually, "Agent") for itself, as a lender, and as agent for the other lenders signatory hereto (collectively referred to herein as "Lenders") from time to time. Capitalized terms used but not specifically defined herein shall have the meaning provided for such terms in the Loan Agreement.

The purpose of this letter is to confirm that the Lenders have reviewed the request of the Credit Parties for a temporary extension of the Commitment Termination Date from May 11, 2006 until July 11, 2006 and have agreed to amend the Credit Agreement as set forth herein. As of the date of this letter, the definition of Commitment Termination Date, as set forth on Annex A to the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Commitment Termination Date" means the earliest of (a) July 11, 2006, (b) the date of termination of Lenders' obligations to make Advances or permit the existing Revolving Loan to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Revolving Loan, and the permanent reduction of all Commitments to zero dollars ($0).

Except as otherwise specifically modified by this letter, all terms, conditions, covenants, rights, duties, obligations and liabilities of the Borrower Parties under the Credit Agreement remain in full force and effect and unmodified.

Kindly indicate your agreement with the terms of this letter by signing in the space provided below. By signing in the space provided below, Guarantors and Additional Credit Parties hereby confirm and agree that the terms, conditions, covenants, guaranties, assurances, promises and provisions contained in the Guaranties and the other Loan Documents to which each is a party remain in full force and effect without amendment or modification as a result of this Amendment and that the obligations, liabilities and duties of Guarantors and Additional Credit Parties remain unimpaired as a result of this Amendment and are in full force and effect.

This letter will become effective upon execution by each of the parties listed below and delivery of an executed copy by each such party to Agent. This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this letter to physically form one document. Signatures may be exchanged by facsimile, with the original signature to follow. Each party to this letter agrees to be bound by its own faxed signature and to accept the faxed signature of the other parties to this letter.

                                Very truly yours,

                                ISRAEL DISCOUNT BANK OF NEW YORK,
                                as Agent

                                By: /s/ James Jordon
                                    -------------------------------------------
                                Print Name: James Jordon
                                            --------------------------------
                                Print Title: Vice President
                                             ----------------------------------


                                By: /s/ Roy Grossman
                                   --------------------------------------------
                                Print Name: Roy Grossman
                                            -----------------------------------
                                Print Title: Senior Vice President
                                             ----------------------------------

BORROWERS:                      ASTA FUNDING ACQUISITION I, LLC
---------

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                ASTA FUNDING ACQUISITION II, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES COLLECTION, L.L.C.

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION I, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION II, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION IV, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                CLIFFS PORTFOLIO ACQUISITION I, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager



Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

GUARANTORS:                     ASTA FUNDING, INC.
----------

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: President & CEO

                                COMPUTER FINANCE, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                ASTAFUNDING.COM, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                ASTA COMMERCIAL, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

ADDITIONAL
CREDIT PARTIES:                 PALISADES ACQUISITION V, LLC
--------------

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION VI, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION VII, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager


Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

                                PALISADES ACQUISITION VIII, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION IX, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                PALISADES ACQUISITION X, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                OPTION CARD, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                SYLVAN ACQUISITION I, LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager

                                VATIV RECOVERY SOLUTIONS LLC

                                By: /s/ Gary Stern
                                    -------------------------------------------
                                Name: Gary Stern
                                Title: Manager



Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

                                ISRAEL DISCOUNT BANK OF NEW YORK,
                                as a Lender


                                By: /s/ James Jordon
                                    -------------------------------------------
                                Print Name: James Jordon
                                            -----------------------------------
                                Print Title: Vice President
                                             ----------------------------------


                                By:/s/ Roy Grossman
                                    -------------------------------------------
                                Print Name: Roy Grossman
                                            -----------------------------------
                                Print Title: Senior Vice President
                                             ----------------------------------



Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

                                MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


                                By: /s/ Patrick McCarthy
                                    -------------------------------------------
                                Print Name: Patrick McCarthy
                                            -----------------------------------
                                Print Title: Vice President
                                             ----------------------------------






Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

                                HARRIS N.A.

                                By: /s/  Robert G. Bomben
                                    -------------------------------------------
                                Print Name: Robert G. Bomben
                                            -----------------------------------
                                Print Title: Vice President
                                             ----------------------------------








Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

                                BANK LEUMI USA

                                By: /s/ Mary Ellen Bianco
                                    -------------------------------------------
                                Print Name: Mary Ellen Bianco
                                            -----------------------------------
                                Print Title: Vice President
                                             ----------------------------------






Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta

                                THE BERKSHIRE BANK

                                By: /s/ Ira A. Mermelstein
                                    -------------------------------------------
                                Print Name: Ira A. Mermelstein
                                            -----------------------------------
                                Print Title: Vice President
                                             ----------------------------------











Signature page to Letter Agreement dated May 10, 2006 - IDB/Asta